UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2026

Core Scientific, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40046	86-1243837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

838 Walker Road, Suite 21-2105 Dover, Delaware	19904
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (512) 402-5233

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	CORZ	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $6.81 per share	CORZW	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $0.01 per share	CORZZ	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 30, 2026, the Board of Directors of Core Scientific, Inc. (the “Company”) appointed Jorge Ray as the Company’s Principal Accounting Officer, effective May 7, 2026.
Mr. Ray, age 43, currently serves as Chief Accounting Officer of the Company and has held this position since March 2026.
Prior to joining the Company, Mr. Ray served as Corporate Controller at Raymond James Financial, Inc. from April 2025 to March 2026, overseeing accounting and financial reporting. Before that, he served as Executive Vice President and Chief Accounting Officer at BankUnited, Inc. from May 2017 to April 2025.
Mr. Ray previously worked at KPMG LLP and PricewaterhouseCoopers LLP, specializing in audit services for financial institutions.
Mr. Ray holds a Master of Business Administration from the MIT Sloan School of Management.
In connection with his employment as Chief Accounting Officer, Mr. Ray’s compensation consists of an annual base salary of $400,000 and eligibility to participate in the Company’s annual bonus program with a target bonus opportunity of 40% of his base salary. Mr. Ray also received a one-time grant of restricted stock units with a grant date value of $600,000, which vest over three years, and a one-time signing bonus of $193,000, including $71,000 for relocation expenses. Mr. Ray remains eligible for future equity awards under the Company’s compensation programs.
There are no arrangements or understandings between Mr. Ray and any other persons pursuant to which he was appointed as Principal Accounting Officer. There are no family relationships between Mr. Ray and any director or executive officer of the Company, and there are no transactions involving Mr. Ray that would require disclosure under Item 404(a) of Regulation S-K.
Item 9.01    Financial Statement and Exhibits
(d) Exhibits:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Scientific, Inc.

Dated: May 5, 2026

	By:	/s/ Todd M. DuChene
	Name:	Todd M. DuChene
	Title:	Chief Legal Officer and Chief Administrative Officer